UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3275

Smith Barney Investment Funds Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: April 30

Date of reporting period: April 30, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

[INSERT SHAREHOLDER REPORT]

SMITH BARNEY

MULTIPLE DISCIPLINE FUNDS

ALL CAP AND INTERNATIONAL FUND

MULTIPLE DISCIPLINE SERIES   |   ANNUAL REPORT   |   APRIL 30, 2005

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

WHAT’S  INSIDE

LETTER  FROM  THE  CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

I would like to extend a warm welcome to you as a shareholder of the new Smith Barney Multiple Discipline Funds — All Cap and International Fund, which commenced operations on April 1, 2005. The stewardship of your Fund is a responsibility we take very seriously and we will work diligently to achieve the Fund’s investment goals. Thank you again for your confidence in our investment management capabilities. This is the first of two shareholder reports that we will send to you each year detailing the economic and financial markets environment, the Fund’s investment strategy and how it affected performance, and what, if any, changes we are making in anticipation of the market outlook. We encourage you to read these reports carefully to monitor the Fund’s progress.

Market Overview (Previous 12 Months)

Despite rising interest rates, climbing oil prices, geopolitical concerns and uncertainties surrounding the U.S. Presidential election, the U.S. economy continued to expand during the past year period. Following 3.3% growth in the second quarter of 2004, gross domestic product (“GDP”)i grew a robust 4.0% in the third quarter and 3.8% in the fourth quarter. After the end of the Fund’s reporting period, the advance first quarter 2005 GDP figure was revised up to 3.5% from 3.1%.

Given the overall strength of the economy, the Federal Reserve Board (“Fed”)ii moved to raise interest rates in an attempt to ward off inflation. As expected, the Fed increased its target for the federal funds rateiii by 0.25% to 1.25% on June 30, 2004 — the first rate hike in four years. The Fed again raised rates in 0.25% increments during its next six meetings. The Fed also increased rates in early May, after the reporting period concluded, bringing the target for the federal funds rate to 3.00%.

During the past year, the U.S. stock market generated positive results, with the S&P 500 Indexiv returning 6.33%. During the first half of the period, stocks traded in a fairly narrow range, as the factors listed above caused many investors to remain on the sidelines. However, from late October 2004 through the end of the year, equities in both the U.S. and abroad rallied sharply. Investors were drawn to the market as the uncertainty of the U.S. Presidential election ended and oil prices fell from their record highs. Thus far in 2005, the equity markets have been volatile. Equities generally were weak in January, rose in February and again fell in March and April. We believe the market’s recent troubles have been caused by mixed economic data, continued high oil prices, and rising interest rates.

Looking at the reporting period as a whole, the trend of value-oriented stocks outperforming their growth counterparts continued. In addition, mid- and large-cap stocks generally outperformed their small-cap brethren during this period.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

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Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your continued confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 31, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund may invest in small- and mid-cap companies, which may involve a higher degree of risk and volatility than investments in large-cap companies. Foreign stocks are subject to certain risks of overseas investing not associated with domestic investing such as currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuation. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note an investor cannot invest directly in an index.

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Fund at a Glance (unaudited)

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2005 (commencement of operations) and held for the period ended April 30, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	(0.70)%	$1,000.00	$993.00	1.40%	$1.03

Class B	(0.70)	1,000.00	993.00	2.15	1.58

Class C	(0.79)	1,000.00	992.10	2.15	1.58

Class Y	(0.61)	1,000.00	993.90	0.99	0.73

(1)	For the period April 1, 2005 (commencement of operations) to April 30, 2005.
(2)	Assumes reinvestment of dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waiver and/or expense reimbursement) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days since inception, then divided by 365.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,002.66	1.40%	$1.04

Class B	5.00	1,000.00	1,002.11	2.15	1.59

Class C	5.00	1,000.00	1,002.11	2.15	1.59

Class Y	5.00	1,000.00	1,002.97	0.99	0.73

(1)	For the period April 1, 2005 (commencement of operations) to April 30, 2005.
(2)	Expenses (net of voluntary fee waiver and/or expense reimbursement) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days since inception, then divided by 365.

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Total Returns†‡ (unaudited)

	Without Sales Charges(1)
	Class A	Class B	Class C	Class Y
Inception* through 4/30/05	(0.70)%	(0.70)%	(0.79)%	(0.61)%

	With Sales Charges(2)
	Class A	Class B	Class C	Class Y
Inception* through 4/30/05	(5.67)%	(5.67)%	(1.78)%	(0.61)%

†	All figures represent past performance and are not a guarantee of future results. The performance data represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within one year from purchase payment.
*	Inception date for Class A, B, C and Y shares is April 1, 2005.

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Schedule of Investments	April 30, 2005

SHARES	SECURITY	VALUE
COMMON STOCK — 20.9%
CONSUMER DISCRETIONARY — 3.5%
Automobiles — 0.2%
480	Honda Motor Co., Ltd., Sponsored ADR	$11,568

Household Durables — 0.2%
195	Electrolux AB, Sponsored ADR	7,855
280	Koninklijke Philips Electronics N.V., New York Reg Shares	6,941

		14,796

Leisure Equipment & Products — 0.3%
830	Hasbro, Inc.	15,704
580	Mattel, Inc.	10,469

		26,173

Media — 2.4%
330	Cablevision Systems Corp., NY Group Class A Shares†	8,564
150	Clear Channel Communications, Inc.	4,791
1,320	Comcast Corp., Special Class A Shares†	41,884
400	The Interpublic Group of Cos., Inc.†	5,144
2,120	Liberty Media Corp., Class A Shares†	21,285
1,000	News Corp., Class B Shares	15,920
450	Pearson PLC, Sponsored ADR	5,512
280	Reed Elsevier PLC, Sponsored ADR	11,054
275	Reuters Group PLC, Sponsored ADR	12,114
1,850	Time Warner Inc.†	31,098
270	Vivendi Universal SA, Sponsored ADR	8,006
940	The Walt Disney Co.	24,816

		190,188

Multiline Retail — 0.1%
1,100	Kingfisher PLC, Sponsored ADR	10,315

Specialty Retail — 0.3%
390	Bed Bath & Beyond Inc.†	14,512
230	The Home Depot, Inc.	8,135

		22,647

	TOTAL CONSUMER DISCRETIONARY	275,687

CONSUMER STAPLES — 1.6%
Beverages — 0.8%
470	The Coca-Cola Co.	20,417
70	Diageo PLC, Sponsored ADR	4,182
620	PepsiCo, Inc.	34,497

		59,096

Food & Drug Retailing — 0.1%
530	Safeway Inc.†	11,284

Food Products — 0.6%
640	Unilever PLC, Sponsored ADR	24,550
260	Wm. Wrigley Jr. Co.	17,974

		42,524

See Notes to Financial Statements.

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Schedule of Investments (continued)	April 30, 2005

SHARES	SECURITY	VALUE
Tobacco — 0.1%
280	British American Tobacco PLC, Sponsored ADR	$10,545

	TOTAL CONSUMER STAPLES	123,449

ENERGY — 0.8%
Energy Equipment & Services — 0.2%
60	Baker Hughes Inc.	2,647
300	GlobalSantaFe Corp.	10,080
40	Weatherford International Ltd.†	2,086

		14,813

Oil & Gas — 0.6%
160	Murphy Oil Corp.	14,254
290	PetroChina Co., Ltd., ADR	17,316
270	Shell Transport & Trading Co. PLC, Sponsored ADR	14,545
40	Total SA, Sponsored ADR	4,436

		50,551

	TOTAL ENERGY	65,364

FINANCIALS — 3.4%
Banks — 0.6%
460	ABN AMRO Holding N.V., Sponsored ADR	10,971
245	Allied Irish Banks PLC, Sponsored ADR	10,013
265	BNP Paribas S.A., ADR	8,707
240	Credit Suisse Group, Sponsored ADR	10,109
140	Lloyds TSB Group PLC, Sponsored ADR	4,865
210	United Overseas Bank Ltd, Sponsored ADR	3,675

		48,340

Diversified Financials — 1.2%
400	ING Groep N.V., Sponsored ADR	10,964
270	JPMorgan Chase & Co.	9,582
120	Lehman Brothers Holdings Inc.	11,006
690	MBNA Corp.	13,628
600	Merrill Lynch & Co., Inc.	32,358
200	Morgan Stanley	10,524
490	Zurich Financial Services AG, ADR†	8,253

		96,315

Insurance — 1.4%
150	Ambac Financial Group, Inc.	10,028
1,080	American International Group, Inc.	54,918
420	AXA, Sponsored ADR	10,382
250	The Chubb Corp.	20,445
250	Manulife Financial Corp.	11,462
40	MGIC Investment Corp.	2,360

		109,595

Real Estate — 0.2%
2,850	Henderson Land Development Co., Ltd., Sponsored ADR	13,234

	TOTAL FINANCIALS	267,484

See Notes to Financial Statements.

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Schedule of Investments (continued)	April 30, 2005

SHARES	SECURITY	VALUE
HEALTHCARE — 3.9%
Biotechnology — 1.3%
565	Amgen Inc.†	$32,889
650	Biogen Idec Inc.†	23,556
280	Genentech, Inc.†	19,863
290	Genzyme Corp.†	16,997
1,450	Millennium Pharmaceuticals, Inc.†	12,702

		106,007

Healthcare Providers & Services — 0.2%
140	UnitedHealth Group Inc.	13,231

Pharmaceuticals — 2.4%
50	Abbott Laboratories	2,458
510	Forest Laboratories, Inc.†	18,197
690	GlaxoSmithKline PLC, ADR	34,880
440	Johnson & Johnson	30,197
410	Novartis AG, ADR	19,979
1,580	Pfizer Inc.	42,929
420	Sanofi-Aventis	18,635
480	Wyeth	21,571

		188,846

	TOTAL HEALTHCARE	308,084

INDUSTRIALS — 1.8%
Aerospace & Defense — 0.5%
620	BAE Systems PLC, Sponsored ADR	12,090
130	L-3 Communications Holdings, Inc.	9,226
470	Raytheon Co.	17,677

		38,993

Air Freight & Couriers — 0.2%
455	TNT N.V., ADR	12,417

Airlines — 0.1%
710	Southwest Airlines Co.	10,565

Electrical Equipment — 0.1%
100	Emerson Electric Co.	6,267

Industrial Conglomerates — 0.6%
390	General Electric Co.	14,118
220	HBOS PLC, Sponsored ADR	9,738
280	Honeywell International Inc.	10,013
550	Tyco International Ltd.	17,220

		51,089

Machinery — 0.0%
20	Caterpillar Inc.	1,761
70	Pall Corp.	1,878

		3,639

Trading Companies & Distributors — 0.1%
190	Wolseley PLC, ADR	7,746

See Notes to Financial Statements.

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Schedule of Investments (continued)	April 30, 2005

SHARES	SECURITY	VALUE
Transportation Infrastructure — 0.2%
1,110	BAA PLC, Sponsored ADR	$12,285

	TOTAL INDUSTRIALS	143,001

INFORMATION TECHNOLOGY — 3.4%
Communications Equipment — 0.5%
1,630	Cisco Systems, Inc.†	28,166
1,150	Lucent Technologies Inc.†	2,794
290	Nokia Oyj, Sponsored ADR	4,634

		35,594

Computers & Peripherals — 0.5%
685	Dell Inc.†	23,859
155	International Business Machines Corp.	11,839
30	SanDisk Corp.†	711

		36,409

Electronic Equipment & Instruments — 0.2%
600	Agilent Technologies, Inc.†	12,450

Internet Software & Services — 0.3%
1,160	IAC/InterActiveCorp†	25,218

Office Electronics — 0.1%
210	Canon Inc., Sponsored ADR	10,928

Semiconductor Equipment & Products — 1.3%
760	Applied Materials, Inc.†	11,301
200	Cree, Inc.†	4,838
950	Intel Corp.	22,344
970	Micron Technology, Inc.†	9,419
1,830	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	15,756
1,640	Texas Instruments Inc.	40,934

		104,592

Software — 0.5%
450	Advent Software, Inc.†	8,028
120	Autodesk, Inc.	3,820
1,210	Microsoft Corp.	30,613

		42,461

	TOTAL INFORMATION TECHNOLOGY	267,652

MATERIALS — 0.8%
Chemicals — 0.4%
270	BOC Group PLC, Sponsored ADR	10,125
100	The Dow Chemical Co.	4,593
210	E.I. du Pont de Nemours & Co.	9,893
445	Syngenta AG, ADR†	9,225

		33,836

Construction Materials — 0.1%
420	CRH PLC, Sponsored ADR	10,460

Metals & Mining — 0.3%
715	Alcoa Inc.	20,749

	TOTAL MATERIALS	65,045

See Notes to Financial Statements.

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Schedule of Investments (continued)	April 30, 2005

SHARES	SECURITY	VALUE
TELECOMMUNICATION SERVICES — 1.4%
Diversified Telecommunication Services — 1.0%
230	BT Group PLC, Sponsored ADR	$8,860
425	China Netcom Group Corp. HK Ltd., Sponsored ADR†	11,369
300	France Telecom S.A., Sponsored ADR	8,778
470	KT Corp., Sponsored ADR	9,489
255	Portugal Telecom, SGPS, S.A., Sponsored ADR	2,813
360	SBC Communications Inc.	8,568
230	Telecom Corporation of New Zealand Ltd., Sponsored ADR	8,181
200	Telefonica S.A., Sponsored ADR	10,200
100	Telenor ASA, ADS	2,500
240	Verizon Communications Inc.	8,592

		79,350

Wireless Telecommunication Services — 0.4%
460	SK Telecom Co., Ltd., Sponsored ADR	8,952
800	Vodafone Group PLC, Sponsored ADR	20,912

		29,864

	TOTAL TELECOMMUNICATION SERVICES	109,214

UTILITIES — 0.3%
Electric Utilities — 0.1%
205	Enel S.p.A., Sponsored ADR	9,789

Gas Utilities — 0.1%
230	Centrica PLC, Sponsored ADR	9,752

Multi-Utilities — 0.1%
265	Suez S.A., ADR	7,269

	TOTAL UTILITIES	26,810

	TOTAL COMMON STOCK (Cost — $1,671,266)	1,651,790

FACE AMOUNT
REPURCHASE AGREEMENT — 71.4%
$5,646,000	Interest in $1,353,299,725 joint party repurchase agreement dated 4/30/05 with Bank of America, 2.960% due 5/2/05; Proceeds at maturity — $5,647,393; (Fully collateralized by various U.S. government agency obligations, 0.000% to 3.350% due 7/27/05 to 11/9/07; Market value — $5,758,922) (Cost — $5,646,000)	5,646,000

	TOTAL INVESTMENTS — 92.3% (Cost — $7,317,266*)	7,297,790
	Other Assets in Excess of Liabilities — 7.7%	611,009

	TOTAL NET ASSETS — 100.0%	$7,908,799

†	Non-income producing security.
*	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

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Schedule of Investments (continued)	April 30, 2005

Summary of Investments by Country‡

United States	92.1%
Britain	3.1
France	0.9
Switzerland	0.7
Netherlands	0.6
Hong Kong	0.3
Ireland	0.3
Japan	0.3
South Korea	0.3
Canada	0.2
Bermuda	0.2
China	0.2
Taiwan	0.2
Finland	0.1
Italy	0.1
New Zealand	0.1
Spain	0.1
Sweden	0.1
Singapore	0.1
Portugal	0.0	**
Norway	0.0	**

	100.0%

‡	As a percentage of total investments. Please note that fund holdings are as of April 30, 2005 and are subject to change.
**	Amount represents less than 0.1%.

See Notes to Financial Statements.

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Statement of Assets and Liabilities	April 30, 2005

ASSETS:
Investments, at value (Cost — $1,671,266)	$1,651,790
Repurchase agreement, at value (Cost — $5,646,000)	5,646,000
Cash	1,482
Receivable for Fund shares sold	601,424
Receivable from manager	35,365
Interest and dividends receivable	3,348

Total Assets	7,939,409

LIABILITIES:
Distribution plan fees payable	1,111
Directors’ fees payable	107
Transfer agency services payable	13
Accrued expenses	29,379

Total Liabilities	30,610

Total Net Assets	$7,908,799

NET ASSETS:
Par value of capital shares (Note 5)	$699
Capital paid in excess of par value	7,924,049
Undistributed net investment income	3,751
Accumulated net realized loss from investment transactions	(224)
Net unrealized depreciation of investments	(19,476)

Total Net Assets	$7,908,799

Shares Outstanding:
Class A	214,552

Class B	63,400

Class C	394,551

Class Y	26,316

Net Asset Value:
Class A (and redemption price)	$11.32

Class B *	$11.32

Class C *	$11.31

Class Y (and redemption price)	$11.33

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$11.92

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

13        Smith Barney Multiple Discipline Funds — All Cap and International Fund      |      2005 Annual Report

Statement of Operations	For the Period Ended April 30, 2005†

INVESTMENT INCOME:
Interest	$2,984
Dividends	2,954
Less: Foreign withholding tax	(310)

Total Investment Income	5,628

EXPENSES:
Shareholder communications (Note 4)	13,748
Audit and legal	13,833
Organizational expense	7,724
Custody	1,400
Management fee (Note 2)	1,246
Distribution plan fees (Notes 2 and 4)	1,111
Directors’ fees	107
Transfer agency services (Notes 2 and 4)	13
Other	417

Total Expenses	39,599
Less: Management fee waiver and expense reimbursement (Note 2)	(36,611)

Net Expenses	2,988

Net Investment Income	2,640

REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTES 1 AND 3):
Net realized loss from investment transactions	(224)
Net change in unrealized appreciation/depreciation of investments	(19,476)

Net Loss on Investments	(19,700)

Decrease in Net Assets From Operations	$(17,060)

†	Transactions are for the period April 1, 2005 (commencement of operations) to April 30, 2005.

See Notes to Financial Statements.

14        Smith Barney Multiple Discipline Funds — All Cap and International Fund      |      2005 Annual Report

Statement of Changes in Net Assets

For the Period Ended April 30, 2005†

2005
OPERATIONS:
Net investment income	$2,640
Net realized loss	(224)
Net change in unrealized appreciation/depreciation	(19,476)

Decrease in Net Assets From Operations	(17,060)

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	8,001,385
Cost of shares reacquired	(75,526)

Increase in Net Assets From Fund Share Transactions	7,925,859

Increase in Net Assets	7,908,799

NET ASSETS:
Beginning of period	—

End of period*	$7,908,799

* Includes undistributed net investment income of:	$3,751

†	For the period April 1, 2005 (commencement of operations) to April 30, 2005.

See Notes to Financial Statements.

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Financial Highlights

For a share of each class of capital stock outstanding throughout the period ended April 30:

Class A Shares(1)	2005(2)
Net Asset Value, Beginning of Period	$11.40

Income (Loss) From Operations:
Net investment income	0.02
Net realized and unrealized loss	(0.10)

Total Loss From Operations	(0.08)

Net Asset Value, End of Period	$11.32

Total Return(3)	(0.70	)%‡

Net Assets, End of Period (000s)	$2,429

Ratios to Average Net Assets:
Expenses(4)(5)	1.40	%†
Net investment income	2.27	†

Portfolio Turnover Rate	0	%*

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period April 1, 2005 (commencement of operations) to April 30, 2005.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its management fee for the period ended April 30, 2005. If such fees were not voluntarily waived, the annualized expense ratio for Class A shares would have been 23.42%.
(5)	Effective April 30, 2005, the investment manager began to voluntarily waive fees and/or reimburse expenses so that the expense ratio will not exceed 1.40% for Class A shares.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.
*	Amount represents less than 1%.

See Notes to Financial Statements.

16        Smith Barney Multiple Discipline Funds — All Cap and International Fund      |      2005 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout the period ended April 30:

Class B Shares(1)	2005(2)
Net Asset Value, Beginning of Period	$11.40

Income (Loss) From Operations:
Net investment income	0.01
Net realized and unrealized loss	(0.09)

Total Loss From Operations	(0.08)

Net Asset Value, End of Period	$11.32

Total Return(3)	(0.70	)%‡

Net Assets, End of Period (000s)	$718

Ratios to Average Net Assets:
Expenses(4)(5)	2.15	%†
Net investment income	0.94	†

Portfolio Turnover Rate	0	%*

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period April 1, 2005 (commencement of operations) to April 30, 2005.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its management fee for period ended April 30, 2005. If such fees were not voluntarily waived, the annualized expense ratio for Class B shares would have been 24.17%.
(5)	Effective April 30, 2005, the investment manager began to voluntarily waive fees and/or reimburse expenses so that the expense ratio will not exceed 2.15% for Class B shares.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.
*	Amount represents less than 1%.

See Notes to Financial Statements.

17        Smith Barney Multiple Discipline Funds — All Cap and International Fund      |      2005 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout the period ended April 30:

Class C Shares(1)	2005(2)
Net Asset Value, Beginning of Period	$11.40

Income (Loss) From Operations:
Net investment income	0.01
Net realized and unrealized loss	(0.10)

Total Loss From Operations	(0.09)

Net Asset Value, End of Period	$11.31

Total Return(3)	(0.79	)%‡

Net Assets, End of Period (000s)	$4,464

Ratios to Average Net Assets:
Expenses(4)(5)	2.15	%†
Net investment income	1.43	†

Portfolio Turnover Rate	0	%*

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period April 1, 2005 (commencement of operations) to April 30, 2005.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its management fee for the period ended April 30, 2005. If such fees were not voluntarily waived, the annualized expense ratio for Class C shares would have been 24.16%.
(5)	Effective April 30, 2005, the investment manager began to voluntarily waive fees and/or reimburse expenses so that the expense ratio will not exceed 2.15% for Class C shares.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.
*	Amount represents less than 1%.

See Notes to Financial Statements.

18        Smith Barney Multiple Discipline Funds — All Cap and International Fund      |      2005 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout the period ended April 30:

Class Y Shares(1)	2005(2)
Net Asset Value, Beginning of Period	$11.40

Income (Loss) From Operations:
Net investment income	0.01
Net realized and unrealized loss	(0.08)

Total Loss From Operations	(0.07)

Net Asset Value, End of Period	$11.33

Total Return(3)	(0.61	)%‡

Net Assets, End of Period (000s)	$298

Ratios to Average Net Assets:
Expenses(4)(5)	0.99	%†
Net investment income	1.49	†

Portfolio Turnover Rate	0	%*

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period April 1, 2005 (commencement of operations) to April 30, 2005.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its management fee for the period ended April 30, 2005. If such fees were not voluntarily waived, the annualized expense ratio for Class Y shares would have been 23.17%.
(5)	Effective April 30, 2005, the investment manager began to voluntarily waive fees and/or reimburse expenses so that the expense ratio will not exceed 0.99% for Class Y shares.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.
*	Amount represents less than 1%.

See Notes to Financial Statements.

19        Smith Barney Multiple Discipline Funds — All Cap and International Fund      |      2005 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Smith Barney Multiple Discipline Funds — All Cap and International Fund (“Fund”), a separate diversified investment fund of the Smith Barney Investment Funds Inc. (“Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

(d) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

20        Smith Barney Multiple Discipline Funds — All Cap and International Fund      |      2005 Annual Report

Notes to Financial Statements (continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

Undistributed Net Investment Income	Paid-in Capital
$1,111	$(1,111)

Reclassifications are primarily due to non-deductible 12b-1 fees.

2.	Management Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.75% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

21        Smith Barney Multiple Discipline Funds — All Cap and International Fund      |      2005 Annual Report

Notes to Financial Statements (continued)

Effective April 1, 2005 (commencement of operations), SBFM implemented voluntary expense limitations for the Fund’s Class A, B, C and Y shares of 1.40%, 2.15%, 2.15% and 0.99%, respectively. These expense limitations can be terminated at any time by SBFM. During the period ended April 30, 2005, SBFM voluntarily waived its management fee of $1,246 and reimbursed other expenses of $35,365.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the period ended April 30, 2005, the Fund did not pay any transfer agent fees to CTB.

Citigroup Global Markets Inc. (“CGM”), a subsidiary of Citigroup, acts as the Fund’s distributor.

There is a maximum sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended April 30, 2005, CGM and its affiliates received sales charges of approximately $21,000 on sales of the Fund’s Class A shares. For the period ended April 30, 2005, there were no CDSCs paid to CGM and its affiliates for Class B and C shares.

At April 30, 2005, CGM held approximately 26,316 shares of the Fund.

All officers and one Director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Company.

3.	Investments

During the period ended April 30, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,677,596

Sales	6,106

At April 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$19,132
Gross unrealized depreciation	(38,608)

Net unrealized depreciation	$(19,476)

4.	Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee

22        Smith Barney Multiple Discipline Funds — All Cap and International Fund      |      2005 Annual Report

Notes to Financial Statements (continued)

with respect to Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the period ended April 30, 2005, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Rule 12b-1 Distribution Plan Fees	$109	$238	$764

For the period ended April 30, 2005, total Transfer Agency Services expenses were as follows:

	Class A	Class B	Class C	Class Y
Transfer Agency Services Expenses	$3	$2	$4	$4

For the period ended April 30, 2005, total Shareholder Communication expenses were as follows:

	Class A	Class B	Class C	Class Y
Shareholder Communication Expenses	$3,623	$1,971	$6,318	$1,836

5.	Capital Shares

At April 30, 2005, the Company had 10 billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Period Ended April 30, 2005†
	Shares	Amount
Class A
Shares sold	220,886	$2,505,246
Shares reacquired	(6,334)	(72,656)

Net Increase	214,552	$2,432,590

Class B
Shares sold	63,652	$724,624
Shares reacquired	(252)	(2,870)

Net Increase	63,400	$721,754

Class C
Shares sold	394,551	$4,471,515

Net Increase	394,551	$4,471,515

Class Y
Shares sold	26,316	$300,000

Net Increase	26,316	$300,000

†	For the period April 1, 2005 (commencement of operations) to April 30, 2005.

23        Smith Barney Multiple Discipline Funds — All Cap and International Fund      |      2005 Annual Report

Notes to Financial Statements (continued)

6.	Income Tax Information & Distributions to Shareholders

As of April 30, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income-net	$3,751

Total undistributed earnings	3,751
Capital loss carryforward (a)	(224)
Unrealized depreciation	(19,476)

Total accumulated earnings/(losses)-net	$(15,949)

(a)	On April 30, 2005 the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
4/30/2013	$(224)

These amounts will be available to offset any future taxable capital gains.

7.	Additional Information

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

24        Smith Barney Multiple Discipline Funds — All Cap and International Fund      |      2005 Annual Report

Notes to Financial Statements (continued)

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

8.	Subsequent Event

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBFM (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore, the Fund’s Board of Directors will be asked to approve a new investment management contract between the Fund and the Manager. If approved by the Board, the new investment management contract will be presented to the shareholders of the Fund for their approval.

25        Smith Barney Multiple Discipline Funds — All Cap and International Fund      |      2005 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of

Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Multiple Discipline Funds — All Cap and International Fund (“Fund”) of Smith Barney Investment Funds Inc. as of April 30, 2005, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from April 1, 2005 (commencement of operations) to April 30, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2005, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Multiple Discipline Funds — All Cap and International of Smith Barney Investment Funds Inc. as of April 30, 2005, and the results of its operations, the changes in its net assets, and the financial highlights for the period from April 1, 2005 to April 30, 2005, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 24, 2005

26        Smith Barney Multiple Discipline Funds — All Cap and International Fund      |      2005 Annual Report

Contract Approval Disclosure for All Cap and International Fund (unaudited)

The members of the Board of Directors of the Fund, including the Fund’s independent, or non-interested, Directors (the “Independent Directors”), received information from the Fund’s proposed manager to assist them in their consideration of the Fund’s management agreement (the “Investment Management Agreement”) and sub-advisory agreement (the “Sub-Advisory Agreement”). The Board considered each of the factors set forth below. As the Fund is newly established, the Board could not consider Fund performance or profitability of the manager with respect to the Fund. The Board understood that it would be provided with the opportunity at future annual contract renewal meetings to consider the continuation of the Investment Management Agreement and the Sub-Advisory Agreement and would have information available at that time regarding the Fund’s performance and profitability data of the manager with respect to the Fund.

Nature, Extent and Quality of Services to Be Provided under the Investment Management Agreement and the Sub-Advisory Agreement

The Board received information about the nature, extent and quality of the services to be provided by the manager under the Investment Management Agreement (including administrative services) and the sub-adviser under the Sub-Advisory Agreement. The Board’s evaluation of the services to be provided by the manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the manager’s services provided to other funds in the CAM fund complex. The Board took note that the manager would allocate assets among the fund’s three segments and manage the All Cap Growth and All Cap Value segments directly. The Board noted that it was familiar with the manager’s allocation process in other funds and the experience of the portfolio managers of the All Cap Growth and All Cap Value segments, who managed identical segments in other funds as well as other funds with similar investment styles. The Board was informed that the manager would oversee the services to be provided to the International segment by Causeway Capital Management LLC (“Causeway”), the sub-adviser and the segment manager of the International segment, and that the manager would place trades for that segment based on Causeway’s investment instructions, as well as vote proxies and make corporate action elections for securities held in the International segment based on Causeway’s directions. The manager explained the services provided by the portfolio managers who purchase and sell securities for the fund based on recommendations received from each segment’s managers (the “Coordinating Portfolio Managers”), who would implement Causeway’s investment instructions. The Board further noted that the manager had established policies and procedures that would be applicable to Causeway’s advisory and compliance activities. Based on this information, the Board concluded that the services to be provided by the manager were similar to those currently provided by the manager to other funds that are overseen by the Board, pursuant to management contracts that the Board had approved and renewed from year to year.

In considering the Sub-Advisory Agreement with Causeway, the Board reviewed information provided about the investment strategies employed by and the qualifications and experience of the segment managers who would determine the model portfolio for the International segment. The Board reviewed information about Causeway’s compliance policies and procedures. The Board was informed by the manager that the manager believed Causeway’s compliance policies were sufficient. The Board further reviewed the duties to be performed by Causeway under the Sub-Advisory Agreement. The Board also reviewed information generally about Causeway’s operations and financial condition. Based on this information, the Board concluded that Causeway could provide high quality services to the Fund. The Board noted that the sub-advisory fee would be paid to Causeway by the manager, not by the Fund.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided under the Investment Management Agreement and the Sub-Advisory Agreement.

Management Fees and Expense Ratios

In approving the Investment Management Agreement, the Board considered the reasonableness of the investment management fees to be paid by the Fund in light of the nature, extent and quality of the management services to be provided, as

27        Smith Barney Multiple Discipline Funds — All Cap and International Fund      |      2005 Annual Report

Contract Approval Disclosure for All Cap and International Fund (unaudited) (continued)

described above. The Board reviewed fee information provided by the manager about comparable funds (i.e., funds with investment objectives and policies similar to the Fund) managed by the manager or its affiliates and comparable funds advised by unaffiliated managers. The manager informed the Board that there was a small number of funds with investment strategies comparable to the Fund’s proposed strategy, which would combine multi-cap growth, multi-cap value and international multi-cap core strategies. As a result the manager provided the Board with comparable fee information about other mutual funds in all three asset classes. The comparable fee information indicated that while the Fund’s proposed management fee was higher than the average fee net of fee waivers for each category, the Fund’s contractual fee rate was lower than the average contractual fee rate in each category. In this connection, the Board took into account that the proposed management fee contained breakpoints at which the fee would decline as assets under management grew, and discussed with the manager whether those breakpoints were reasonable in light of the expected growth of the Fund. The Board noted that it oversaw four other funds that employ the Multiple Discipline strategy with management fees identical to the Fund’s proposed fee, including a fund that, similar to the Fund, combined multi-cap growth, multi-cap value, global multi-cap core and large cap growth and value strategies. The Board further noted that the retention of Causeway as a sub-adviser would not increase the fees and expenses otherwise incurred by the Fund’s shareholders because the sub-advisory fee would be paid to Causeway by the manager, not by the Fund, and would be reduced at breakpoints identical to those in the management fee. The Board requested that the manager provide additional information with respect to the fees charged by Causeway to comparable funds, which information was provided at a subsequent meeting.

The Board also considered the anticipated expense ratio of the Fund in comparison to that of other funds managed by the manager and to comparable funds in the multi-cap growth, multi-cap value and international multi-cap core peer groups. The Board noted that the proposed expense ratio for Class A shares was lower than the average for the multi-cap growth and international multi-cap core peer groups, and within the intermediate range of the multi-cap value peer group. The Board took note of the manager’s commitment to cap the Fund’s total expenses at the proposed level, although it acknowledged that the commitment was voluntary and could be modified or terminated at any time.

The Board concluded that the proposed management fee was reasonable based on its comparability to the fee rates charged to other affiliated and unaffiliated comparable funds, the fact that the Fund’s proposed contractual fee rate was lower than the average fee rates charged to funds in its peer groups and the existence of breakpoints that would serve to lower the fee as assets grew.

Manager Profitability

In analyzing the expenses expected to be incurred by the manager with respect to the Fund, the Board members took note of the information they had received with respect to other funds they oversee regarding the profitability of the mutual fund business to the manager and its affiliates. As noted above, the Board also considered the anticipated expense ratio of the Fund in comparison to that of other funds managed by the manager and to competitive funds in the multi-cap growth, multi-cap value and international multi-cap core peer groups. Since the Fund is newly established, the Board did not have available specific data regarding the profitability of the manager with respect to the Fund.

Other Benefits to the Manager

In reviewing the reasonableness of the investment management fee, the Board concluded that affiliates of the manager would benefit from the manager’s relationship with the Fund. The Board approved the applicability to the Fund of certain contracts between Smith Barney Investment Funds Inc. and affiliates of the manager under which those affiliates would serve as the Fund’s principal underwriter and transfer agent, and would receive compensation for their services in the form of sales commissions, deferred sales charges, fees to be paid under Rule 12b-1 plans and transfer agency fees. The Board concluded that these services were necessary for the operation of the Fund and that the manager’s affiliates could provide

28        Smith Barney Multiple Discipline Funds — All Cap and International Fund      |      2005 Annual Report

Contract Approval Disclosure for All Cap and International Fund (unaudited) (continued)

services the nature and quality of which were at least equal to those provided by unaffiliated third parties and at fees that were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The Board further recognized that it had approved procedures under which the Fund would be permitted to use broker-dealer affiliates of the manager as brokers in securities transactions, subject to the conditions that the affiliate will provide the Fund with price and execution at least as favorable and a commission rate comparable to those provided by unaffiliated broker-dealers in similar transactions. The Board concluded that the benefits to the manager and its affiliates were a necessary result of the manager’s being part of a diverse financial services organization providing a wide variety of services to investment companies, and noted that the Fund should be able to benefit from the manager’s experience and resources. The Board further reviewed the manager’s use of research services received from broker-dealers that will execute transactions on behalf of the Fund and concluded that while such research services may benefit the manager, the Fund should also benefit from the manager’s receipt of such services. In light of the anticipated costs of providing investment management and other services to the Fund, the potential profits and other ancillary benefits the manager and its affiliates might be expected to receive were considered reasonable.

Economies of Scale

The Board members, in functioning as Board members for other funds in the CAM fund complex, had reviewed and accepted the manager’s methodology for allocating the expenses of operating the funds in the complex. As noted above, the Board members took into account that the proposed management fee contained breakpoints at which the fee would decline as assets under management grew, and discussed with the manager whether those breakpoints were reasonable in light of the expected growth of the Fund.

The Board did not focus on any specific factor as the determining factor in deciding whether to approve the Investment Management Agreement and the Sub-Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout this process.

29        Smith Barney Multiple Discipline Funds — All Cap and International Fund      |      2005 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Smith Barney Multiple Discipline Funds — All Cap and International Fund (“Fund”) are managed under the direction of the Board of Directors of Smith Barney Investment Funds Inc. (“Company”). Information pertaining to the Directors and certain officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling the Fund’s transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:

Paul R. Ades Paul R. Ades, PLLC 181 West Main Street, Suite C Babylon, NY 11702 Birth Year: 1940	Director	Since 1994	Law Firm of Paul R. Ades, PLLC (April 2000 to present); Partner in Law Firm of Murov & Ades, Esq. (from November 1970 to March 2000)	16	None

Dwight B. Crane Harvard Business School Soldiers Field Morgan Hall #375 Boston, MA 02163 Birth Year: 1937	Director	Since 1981	Professor, Harvard Business School	51	None

Frank G. Hubbard Avatar International, Inc. 87 Whittredge Road Summit, NJ 07901 Birth Year: 1937	Director	Since 1993	President of Avatar International, Inc. (business development) (since 1998)	16	None

Jerome H. Miller c/o Smith Barney Mutual Funds 125 Broad Street New York, NY 10004 Birth Year: 1937	Director	Since 1998	Retired	16	None

Ken Miller Young Stuff Apparel Group, Inc. 930 Fifth Avenue Suite 610 New York, NY 10021 Birth Year: 1942	Director	Since 1994	President of Young Stuff Apparel Group, Inc. (since 1963)	16	None

30        Smith Barney Multiple Discipline Funds — All Cap and International Fund      |      2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:

R. Jay Gerken** Citigroup Asset Management (“CAM”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	220	None
Officers:

Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Alan J. Blake CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1949	Vice President and Investment Officer	Since 2000	Managing Director of CGM; Investment Officer of SBFM	N/A	N/A

John Goode CAM One Sansome Street, 36th Floor San Francisco, CA 94104 Birth Year: 1944	Vice President and Investment Officer	Since 2004	Managing Director of CGM; Investment Officer of SBFM	N/A	N/A

Peter J. Hable CAM One Sansome Street, 36th Floor San Francisco, CA 94104 Birth Year: 1958	Vice President and Investment Officer	Since 2004	Managing Director of CGM; Investment Officer of SBFM	N/A	N/A

Richard A. Freeman, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1953	Vice President and Investment Officer	Since 2000	Managing Director of CGM; Investment Officer of SBFM	N/A	N/A

31        Smith Barney Multiple Discipline Funds — All Cap and International Fund      |      2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director

Kirstin Mobyed CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1969	Vice President and Investment Officer	Since 2004	Director of CGM; Investment Officer of SBFM	N/A	N/A

Roger Paradiso CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1966	Vice President and Investment Officer	Since 2004	Managing Director of CGM; Investment Officer of SBFM	N/A	N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Chief Compliance Officer, SBFM, CFM, TIA	N/A	N/A

Kaprel Ozsolak CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Vice President of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor
(since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual
			funds associated with Citigroup	N/A	N/A

*	Each Director and Officer serves until his or her respective successor had been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

32        Smith Barney Multiple Discipline Funds — All Cap and International Fund      |      2005 Annual Report

SMITH BARNEY

MULTIPLE DISCIPLINE FUNDS

ALL CAP AND INTERNATIONAL FUND

DIRECTORS

Paul R. Ades

Dwight B. Crane

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Jerome H. Miller

Ken Miller

OFFICERS

R. Jay Gerken, CFA

President and
Chief Executive Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

Kaprel Ozsolak

Chief Financial Officer
and Treasurer

Alan J. Blake

Vice President and

Investment Officer

John G. Goode

Vice President and

Investment Officer

Peter J. Hable

Vice President and

Investment Officer

Richard A. Freeman

Vice President and

Investment Officer

Kirstin Mobyed

Vice President and

Investment Officer

Roger Paradiso

Vice President and
Investment Officer

OFFICERS (continued)

Andrew Beagley

Chief Anti-Money Laundering

Compliance Officer and

Chief Compliance Officer

Robert I. Frenkel

Secretary and

Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund
Management LLC

DISTRIBUTOR

Citigroup Global Markets Inc.

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENT

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Smith Barney Investment Funds Inc.

Smith Barney Multiple Discipline Funds

All Cap and International Fund

The Fund is a separate investment fund of the Smith Barney Investment
 Funds Inc., a Maryland corporation.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

This report is submitted for the general information of the shareholders of Smith Barney Investment Funds Inc. — Smith Barney Multiple Discipline Funds — All Cap and International Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

SMITH BARNEY MULTIPLE DISCIPLINE FUNDS ALL CAP AND INTERNATIONAL FUND

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Citigroup Global Markets Inc.

Member NASD, SIPC

FD03185 6/05

05-8714

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Dwight B. Crane, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Crane as the Audit Committee’s financial expert. Mr. Crane is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $100,250 in 2004 and $183,250 in 2005.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 in connection with the review of the registration statement on Form N-1A and issuance of consent, were $0.00 in 2004 and $7,500 in 2005.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Smith Barney Investment Funds (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $9,900 in 2004 and $29,700 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required             pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Smith Barney Investment Funds.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Smith Barney Investment Funds requiring pre-approval by the Audit Committee in the Reporting Period.

(e)  (1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Investment Funds Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 4/30/05 and 4/30/04; Tax Fees were 100% and 100% for the years ended 4/30/05 and 4/30/04; and Other Fees were 100% and 100% for the years ended 4/30/05 and 4/30/04.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Smith Barney Investment Funds and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Investment Funds during the reporting period were $75,000 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and none for 2004.

(h) Yes. The Smith Barney Investment Funds Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Smith Barney Investment Funds or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Investment Funds Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken Chief Executive Officer of
Smith Barney Investment Funds Inc.

Date: July 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken Chief Executive Officer of
Smith Barney Investment Funds Inc.

Date: July 7, 2005

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak Chief Financial Officer of
Smith Barney Investment Funds Inc.

Date: July 7, 2005